                                                                    Exhibit 10.1


Headlands                    SERVICING CERTIFICATE
Mortgage

==================================================================================================================================
Revolving Home Equity Loan    LIBOR:                             6.46250%    Current Collection Period:         12/01/99-12/31/99
Asset-Backed Notes            Margin A-1:                        0.35500%    P&S Agreement Date:                     9/1/99

Series 1999-1                 Class A-1  Note Rate:              6.81750%    Original Closing Date:                  9/29/99
                              Class A-2  Note Rate:              6.86250%    Distribution Date:                      1/18/00
                              Margin A-2:                        0.40000%    Record Date:                            1/17/00
                              Interest Period 12/15/99 thru         34       Pool Factor:                          94.5367879%
                              1/17/00:
                              Servicing Fee Rate:                0.50000%    Initial Class A-1 O/C Amt:           1,600,227.33
                              Class A-1 Premium Fee Rate:        0.18000%    Initial Class A-2 O/C Amt:            431,934.61
                              Class A-2 Premium Fee Rate:        0.18000%
                                                                             Class A-1 O/C Amt as of Pmt Date:    3,482,682.90
                              Trustee Fee:                       0.00750%    Class A-2 O/C Amt as of Pmt Date:     839,645.28
                              Class A-1 Weighted Avg Loan Rate: 10.93622%

                              Class A-2 Weighted Avg Loan Rate: 10.79048%

                              Total Management Fee              1,000.00
        ==========================================================================================================================

    BALANCES
        Beginning Class A-1 Pool Balance                                                                           212,344,068.29
        Beginning Class A-2 Pool Balance                                                                            51,221,546.75

        Beginning Class A-1 Note Balance - CUSIP 422093AK0                                                         209,489,863.15
        Beginning Class A-2 Note Balance - CUSIP 422093AL8                                                          50,523,303.34

        Class A-1 Overcollateralization Amount to Fill                                                               3,982,580.06
        Class A-2 Overcollateralization Amount to Fill                                                               1,171,942.43

        Ending Class A-1 Pool Balance                                                                              209,589,014.03
        Ending Class A-2 Pool Balance                                                                               48,786,751.12

        Ending Class A-1 Note Balance - CUSIP 422093AK0                                                            206,106,331.13
        Ending Class A-2 Note Balance - CUSIP 422093AL8                                                             47,947,105.84

        Additional Balances  Class A-1                                                                               4,926,002.20
        Additional Balances  Class A-2                                                                                 379,762.52

        Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                    0

        Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                 0.00

        Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                     0
        Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                  0.00
        Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                            0
        Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                          0.00
        Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                                      0
        Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                                    0.00
        Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                             0
        Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                           0.00
        Cumulative Number of ALL Subsequent Mortgage Loans                                                                      0
        Cumulative Subsequent Mortgage Loan Asset Balance                                                                    0.00
        Class A-1 Cumulative Excess of Draws Over Principal Paydown                                                          0.00

        Beginning Loan Count                                                                                                6,116
        Ending Loan Count                                                                                                   5,995

COLLECTION AMOUNTS Class A-1

   1    Aggregate of All Mortgage Collections (Gross)                                                           9,780,384.30
   2    Total Mortgage Interest Collections (Gross)                                                             2,099,327.84
        Servicing Fees (current collection period)                                                                 88,476.70
        Deferred Interest Transfer  (DI)                                                                                0.00
     3a    Mortgage Principal Collections                                                                       7,681,056.46
     3b    Pre-Funded Balance                                                                                           0.00
     3c    Net Liquidation Proceeds                                                                                     0.00
   3    Total Mortgage Principal Collections                                                                    7,681,056.46
        Aggregate of Transfer Deposits                                                                                  0.00

        Investor Loss Amount                                                                                            0.00
        Aggregate Investor Loss Reduction Amount                                                                        0.00

COLLECTION AMOUNTS Class A-2
   1    Aggregate of All Mortgage Collections (Gross)                                                           3,312,863.02
   2    Total Mortgage Interest Collections (Gross)                                                               498,304.87
        Servicing Fees (current collection period)                                                                 21,342.31
        Deferred Interest Transfer  (DI)                                                                                0.00
     3a    Mortgage Principal Collections                                                                       2,814,558.15
     3b    Pre-Funded Balance                                                                                           0.00
     3c    Net Liquidation Proceeds                                                                                     0.00
   3    Total Mortgage Principal Collections                                                                    2,814,558.15
        Aggregate of Transfer Deposits                                                                                  0.00

        Investor Loss Amount                                                                                            0.00
        Aggregate Investor Loss Reduction Amount                                                                        0.00

TOTAL COLLECTION
AMOUNT
   1    Aggregate of All Mortgage Collections (Gross)                                                          13,093,247.32
   2    Total Mortgage Interest Collections (Gross)                                                             2,597,632.71
        Servicing Fees (current collection period)                                                                109,819.01
        Deferred Interest Transfer  (DI)                                                                                0.00
     3a      Mortgage Principal Collections                                                                    10,495,614.61
     3b      Insurance Proceeds                                                                                         0.00
     3c      Net Liquidation Proceeds                                                                                   0.00
   3    Total Mortgage Principal Collections                                                                   10,495,614.61
        Aggregate of Transfer Deposits                                                                                  0.00
        Investor Loss Amount                                                                                            0.00
        Aggregate Investor Loss Reduction Amount                                                                        0.00

        Class A-1 Net Interest Collection                                                                       2,010,851.14
        Class A-2 Net Interest Collection                                                                         476,962.56


DISTRIBUTION AMOUNTS Class A-1
        Class A-1 Note    Interest 8.6 (d)(iv)                                                                  1,348,852.86
        Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                                     0.00

        Class A-1 Note    Reserve Fund Amount                                                                           0.00
        Investor Loss Amount                                                                                            0.00
        Previous Investor Loss Amount                                                                                   0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                31,423.48
        Credit Enhancer Reimbursement                                                                                   0.00
        Accelerated Principal Distribution Amount                                                                 628,477.76
        Spread Account Deposit                                                                                          0.00
        Indenture  Trustee Fee 8.6 (d)(i)                                                                           1,309.31
        Management Fee 8.6 (d)(iii)                                                                                   787.74

        Payment to Servicer                                                                               0.00
        Deferred Interest                                                                                 0.00
        Remaining Amount to Transferor                                                                    0.00
        Total Certificateholders Distribution Allocable to Interest                               2,010,851.15


        Maximum Principal Payment                                                                 2,755,054.26
        Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the                    0.00
        HELOC Pool O/CRedctin Amt) 8.6(d)(v)
        Accelerated Principal Distribution Amount                                                   628,477.76
        Loan Loss                                                                                         0.00
        Class A-1 Overcollateralization Deficit 8.6 (d)(vi)                                               0.00
        Total Certificateholders Distribution Allocable to Principal                              3,383,532.02


DISTRIBUTION AMOUNTS Class A-2
        Class A-2 Note    Interest 8.6 (d)(iv)                                                      327,454.16
        Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                       0.00
        Class A-2 Note    Reserve Fund Amount                                                             0.00
        Investor Loss Amount                                                                              0.00
        Previous Investor Loss Amount                                                                     0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                   7,578.50
        Credit Enhancer Reimbursement                                                                     0.00
        Accelerated Principal Distribution Amount                                                   141,401.87
        Spread Account Deposit                                                                            0.00
        Indenture Trustee Fee 8.6 (d)(i)                                                                315.77
        Management Fee 8.6 (d)(iii)                                                                     212.26
        Payment to Servicer                                                                               0.00
        Deferred Interest                                                                                 0.00
        Remaining Amount to Transferor                                                                    0.00
        Total Certificateholders Distribution Allocable to Interest                                 476,962.56

        Maximum Principal Payment                                                                 2,434,795.63
        Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the
        Second Pool O/C Redctin Amt) 8.6(d)(v)                                                            0.00
        Accelerated Principal Distribution Amount                                                   141,401.87
        Loan Loss                                                                                         0.00
        Class A-2 Overcollateralization Deficit 8.6 (d)(vi)                                               0.00
        Total Certificateholders Distribution Allocable to Principal                              2,576,197.50


TOTAL DISTRIBUTION AMOUNT
        Class A Note    Interest 8.6 (d)(iv)                                                      1,676,307.02
        Class A Note    Unpaid Interest Shortfall (current cycle) 5.01(i)                                 0.00
        Class A Note    Reserve Fund Amount                                                               0.00
        Investor Loss Amount  5.01(iii)                                                                   0.00
        Previous Investor Loss Amount 5.01(iv)                                                            0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                  39,001.97
        Credit Enhancer Reimbursement 5.01(vi)                                                            0.00
        Accelerated Principal Distribution Amount 5.01(vii)                                         769,879.63
        Spread Account Deposit 5.01(viii)                                                                 0.00
        Indenture  Trustee Fee 8.6 (d)(i)                                                             1,625.08
        Management Fee 8.6 (d)(iii)                                                                   1,000.00
        Payment to Servicer per Section 7.03 5.01 (x)                                                     0.00
        Deferred Interest 5.01 (xi)                                                                       0.00
        Remaining Amount to Transferor 5.01 (xii)                                                         0.00
        Total Certificateholders Distribution Allocable to Interest                               2,487,813.70

        Maximum Principal Payment                                                           5,189,849.89
        Scheduled Principal Collection Payment                                                      0.00
        Accelerated Principal Distribution Amount                                             769,879.63
        Loan Loss                                                                                   0.00
        Overcollateralization Deficit 8.6 (d)(vi)                                                   0.00
        Total Certificateholders Distribution Allocable to Principal                        5,959,729.52


LOSSES/RETRANSFERS
        Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)               0.00
        Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)               0.00
        Interest Earned on Shortfall @ applicable Certificate Rate                                  0.00
        Investor Loss Reduction Amount (From Previous Distributions)                                0.00


DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
        Total Class A-1 Note Distribution Amount Allocable to Interest                         6.3717405
        Interest Distribution Amount                                                           6.3717405
        Unpaid Note Interest Shortfall Included in Current Distribution                        0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)        0.0000000

        Total Class A-1 Note Distribution Amount Allocable to Principal                       15.9832022
        Maximum Principal Payment                                                             13.0143853
        Scheduled Principal Collections Payment                                                0.0000000
        Loan Loss                                                                              0.0000000
        Accelerated Principal Distribution Amount                                              2.9688169


Class A-2
        Total Class A-2 Note Distribution Amount Allocable to Interest                         5.7405799
        Interest Distribution Amount                                                           5.7405799
        Unpaid Note Interest Shortfall Included in Current Distribution                        0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)        0.0000000

        Total Class A-2 Note Distribution Amount Allocable to Principal                       45.1631692
        Maximum Principal Payment                                                             42.6842612
        Scheduled Principal Collections Payment                                                0.0000000
        Loan Loss                                                                              0.0000000
        Accelerated Principal Distribution Amount                                              2.4789080


        Total Interest Amount Distributed to Class A Certificateholder                        12.1123204
        Total Principal Amount Distributed to Class A Certificateholder                       61.1463714

        Credit Enhancement Draw Amount                                                              0.00

DELINQUENCIES/FORECLOSURES

Class A-1
        Number of Mortgages 30 to 59 Days Delinquent                                                  57
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                  2,356,727.16
        Number of Mortgages 60 to 89 Days Delinquent                                                  11
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                    438,002.95
        Number of Mortgages 90 to 179 Days Delinquent                                                  2
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                   105,563.65

        Number of Mortgages 180 or more Days Delinquent                                                                    0
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                           0.00
        Number of Mortgage Loans in Foreclosure                                                                            2
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                              93,821.59

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current                                                 0.00
        Month

Class A-2
        Number of Mortgages 30 to 59 Days Delinquent                                                                       2
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                        271,254.40
        Number of Mortgages 60 to 89 Days Delinquent                                                                       3
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                        425,985.20
        Number of Mortgages 90 to 179 Days Delinquent                                                                      1
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                       399,190.00
        Number of Mortgages 180 or more Days Delinquent                                                                    0
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                           0.00
        Number of Mortgage Loans in Foreclosure                                                                            0
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                   0.00

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                 242,594.50
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00

TOTAL DELINQUENCIES/FORECLOSURES

        Number of Mortgages 30 to 59 Days Delinquent                                                                      59
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                      2,627,981.56
        Number of Mortgages 60 to 89 Days Delinquent                                                                      14
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                        863,988.15
        Number of Mortgages 90 to 179 Days Delinquent                                                                      3
        Aggregate Principal Balances of Mortgages 90 to 179 Days  Delinquent                                      504,753.65
        Number of Mortgages 180 or more Days Delinquent                                                                    0
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                           0.00
        Number of Mortgage Loans in Foreclosure                                                                            2
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                              93,821.59

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                 242,594.50
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00

=============================================================================================================================

RESERVE FUND ACTIVITY

        Class A-1 Reserve Fund  Beginning Balance                                                                       0.00
        Class A-1 Reserve Fund  Deposit/Withdrawal                                                                      0.00
        Class A-1 Reserve Fund  Ending Balance                                                                          0.00

        Class A-2 Reserve Fund  Beginning Balance                                                                       0.00
        Class A-2 Reserve Fund  Deposit/Withdrawal                                                                      0.00
        Class A-2 Reserve Fund  Ending Balance                                                                          0.00

        OFFICER'S CERTIFICATE
        All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

        The Attached  Servicing  Certificate is true and correct in all material respects.



        -------------------------------------------------------
                A Servicing Officer    Teri Martine                                                              CS 99-1

------------------------------------------------------------------------------------------------------------------
HEADLANDS MORTGAGE                                      STATEMENT TO NOTEHOLDERS
==================================================================================================================
Revolving Home Equity Loan   LIBOR:                        6.46250%  Current Collection Period:  12/01/99-12/31/99
Asset-Backed Notes           Margin:                       0.35500%  P&S Agreement Date:              9/1/99
Series 1999-1                Class A-1  Note Rate:         6.81750%  Original Closing Date:          9/29/99
                             Class A-2  Note Rate:         6.86250%  Distribution Date:              1/18/00
                                                                     Record Date:                    1/17/00
                               Interest Period 12/15/99       34     Pool Factor:                  94.5367879%
                                     thru 1/17/00:
==================================================================================================================

          BALANCES
          Beginning HELOC Pool Balance                                                             212,344,068.29
          Beginning Second Lien Pool Balance                                                        51,221,546.75

          Beginning Class A-1 Note Balance -- CUSIP 422093AK0                                      209,489,863.15
          Beginning Class A-2 Note Balance -- CUSIP 422093AL8                                       50,523,303.34

          Ending Class A-1 Pool Balance                                                            209,589,014.03
          Ending Class A-2 Pool Balance                                                             48,786,751.12

          Ending Class A-1 Note Balance -- CUSIP 422093AK0                                         206,106,331.13
          Ending Class A-2 Note Balance -- CUSIP 422093AL8                                          47,947,105.84

          Additional Balances  Class A-1                                                             4,926,002.20
          Additional Balances  Class A-2                                                               379,762.52

          Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                  0
          Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                               0.00
          Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                   0
          Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                0.00
          Number of all Subsequent HELOC Mortgage Loans (Current Date)                                          0
          Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                        0.00
          Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                    0
          Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                  0.00
          Number of all Subsequent HLTV Mortgage Loans (Current Date)                                           0
          Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                         0.00
          Cumulative Number of ALL Subsequent Mortgage Loans                                                    0
          Cumulative Subsequent Mortgage Loan Asset Balance                                                  0.00
          Class A-1 Cumulative Excess of Draws Over Principal Paydown                                        0.00

          Beginning Loan Count                                                                              6,116
          Ending Loan Count                                                                                 5,995

COLLECTION AMOUNTS Class A-1
          Aggregate of All Mortgage Collections                                                      9,691,907.60
          Total Mortgage Interest Collections                                                        2,099,327.84
          Servicing Fees (current collection period)                                                   (88,476.70)
               Mortgage Principal Collections                                                        7,681,056.46
               Pre-Funded Balance                                                                            0.00
                                                                                                             0.00
          Total Mortgage Principal Collections                                                       7,681,056.46

COLLECTION AMOUNTS Class A-2
          Aggregate of All Mortgage Collections                                                      3,291,520.71
          Total Mortgage Interest Collections                                                          498,304.87
          Servicing Fees (current collection period)                                                  (21,342.31)
               Mortgage Principal Collections                                                        2,814,558.15
               Pre-Funded Balance                                                                            0.00
                                                                                                             0.00
          Total Mortgage Principal Collections                                                       2,814,558.15

TOTAL COLLECTION AMOUNT
          Aggregate of All Mortgage Collections                                                     13,093,247.32
          Total Mortgage Interest Collections                                                        2,597,632.71
               Mortgage Principal Collections                                                       10,495,614.61
               Pre-Funded Balance                                                                            0.00

          Total Mortgage Principal Collections                                                      10,495,614.61


DISTRIBUTION AMOUNTS Class A-1
          Class A-1 Note    Interest                                                                 1,348,852.86
          Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                        0.00
          Class A-1 Note    Reserve Fund Amount                                                              0.00

          Maximum Principal Payment                                                                  2,755,054.26
          Scheduled Principal Collection                                                                     0.00
          Accelerated Principal Distribution Amount                                                    628,477.76
          Loan Loss                                                                                          0.00
          Class A-1 Overcollateralization Deficit                                                            0.00
          Total Certificateholders Distribution Allocable to Principal                               3,383,532.02

DISTRIBUTION AMOUNTS Class A-2
          Class A-2 Note    Interest                                                                   327,454.16
          Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                        0.00
          Class A-2 Note    Reserve Fund Amount                                                              0.00

          Maximum Principal Payment                                                                  2,434,795.63
          Scheduled Principal Collection                                                                     0.00
          Accelerated Principal Distribution Amount                                                    141,401.87
          Loan Loss                                                                                          0.00
          Class A-2 Overcollateralization Deficit                                                            0.00
          Total Certificateholders Distribution Allocable to Principal                               2,576,197.50

TOTAL DISTRIBUTION AMOUNT
          Class A Note  Interest                                                                     1,676,307.02
          Class A Note  Unpaid Interest Shortfall (current cycle)                                            0.00
          Class A Note  Reserve Fund Amount                                                                  0.00

          Maximum Principal Payment                                                                  5,189,849.89
          Scheduled Principal Collection Payment                                                             0.00
          Accelerated Principal Distribution Amount                                                    769,879.63
          Overcollateralization Deficit                                                                      0.00
          Total Certificateholders Distribution Allocable to Principal                               5,959,729.52

LOSSES/RETRANSFERS

          Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                      0.00
          Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                      0.00
          Interest Earned on Shortfall @ applicable Certificate Rate                                         0.00
          Investor Loss Reduction Amount (From Previous Distributions)                                       0.00


DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)

Class A-1
          Total Class A-1 Note Distribution Amount Allocable to Interest                                6.3717405
          Interest Distribution Amount                                                                  6.3717405
          Unpaid Note Interest Shortfall Included in Current Distribution                               0.0000000
          Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)               0.0000000

          Total Class A-1 Note Distribution Amount Allocable to Principal                              15.9832022
          Maximum Principal Payment                                                                    13.0143853
          Scheduled Principal Collections Payment                                                       0.0000000
          Loan Loss                                                                                     0.0000000
          Accelerated Principal Distribution Amount                                                     2.9688169

Class A-2
          Total Class A-2 Note Distribution Amount Allocable to Interest                                5.7405799
          Interest Distribution Amount                                                                  5.7405799
          Unpaid Note Interest Shortfall Included in Current Distribution                               0.0000000
          Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)               0.0000000

          Total Class A-2 Note Distribution Amount Allocable to Principal                              45.1631692
          Maximum Principal Payment                                                                    42.6842612
          Scheduled Principal Collections Payment                                                       0.0000000
          Loan Loss                                                                                     0.0000000
          Accelerated Principal Distribution Amount                                                     2.4789080


          Total Interest Amount Distributed to Class A Certificateholder                               12.1123204
          Total Principal Amount Distributed to Class A Certificateholder                              61.1463714

          Credit Enhancement Draw Amount                                                                     0.00

DELINQUENCIES/FORECLOSURES
Class A-1
          Number of Mortgages 31 to 60 Days Delinquent                                                         57
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                         2,356,727.16
          Number of Mortgages 61 to 90 Days Delinquent                                                         11
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                           438,002.95
          Number of Mortgages 91 to 180 or more Days Delinquent                                                 2
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                  105,563.65
          Number of Mortgages 181 or more Days Delinquent                                                       0
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                              0.00
          Number of Mortgage Loans in Foreclosure                                                               2
          Aggregate Principal Balances of Mortgage Loans in                                             93,821.59
          Foreclosure

          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                          0.00
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                              0.00

Class A-2
          Number of Mortgages 31 to 60 Days Delinquent                                                          2
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                           271,254.40
          Number of Mortgages 61 to 90 Days Delinquent                                                          3
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                           425,985.20
          Number of Mortgages 91 to 180 or more Days Delinquent                                                 1
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                  399,190.00
          Number of Mortgages 181 or more Days Delinquent                                                       0
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                              0.00
          Number of Mortgage Loans in Foreclosure                                                               0
          Aggregate Principal Balances of Mortgage Loans in                                                  0.00
          Foreclosure

          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                    242,594.50
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                              0.00

TOTAL DELINQUENCIES/FORECLOSURES
          Number of Mortgages 31 to 60 Days Delinquent                                                         59
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                         2,627,981.56
          Number of Mortgages 61 to 90 Days Delinquent                                                         14
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                           863,988.15
          Number of Mortgages 91 to 180 or more Days Delinquent                                                 3
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                  504,753.65
          Number of Mortgages 181 or more Days Delinquent                                                       0
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                              0.00
          Number of Mortgage Loans in Foreclosure                                                               2
          Aggregate Principal Balances of Mortgage Loans in                                             93,821.59
          Foreclosure

          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                    242,594.50
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                              0.00

=================================================================================================================

          Class A-1 Note Rate For Next Distribution        LIBOR     tbd                             #VALUE!

RESERVE FUND ACTIVITY

          Class A-1 Reserve Fund  Beginning Balance                                                          0.00
          Class A-1 Reserve Fund  Deposit/Withdrawal                                                         0.00
          Class A-1 Reserve Fund  Ending Balance                                                             0.00

          Class A-2 Reserve Fund  Beginning Balance                                                          0.00
          Class A-2 Reserve Fund  Deposit/Withdrawal                                                         0.00
          Class A-2 Reserve Fund  Ending Balance                                                             0.00